Exhibit 99.1

Tricolor Auto Acceptance, LLC
1111 W. Mockingbird Lane, Suite 1500
Dallas, Texas 75247

Independent Accountants’ Report
on Applying Agreed-Upon Procedures

We have performed the procedures described below, related to certain information with respect to a portfolio of automobile receivables in connection with the proposed offering of Tricolor Auto Securitization Trust 2024-1 (the “Transaction”). Tricolor Auto Acceptance, LLC (the “Company”) is responsible for the information provided to us, including the information set forth in the Subsequent Statistical Receivable File (as defined herein).

The Company has agreed to the procedures and acknowledged that the procedures performed are appropriate to meet the intended purpose of evaluating the accuracy of certain information set forth in the Subsequent Statistical Receivable File. Additionally, Barclays Capital Inc. and J.P. Morgan Securities LLC (together with the Company, the “Specified Parties”) have agreed to the procedures and acknowledged that the procedures performed are appropriate for their purposes. This report may not be suitable for any other purpose. The procedures performed may not address all of the items of interest to a user of the report and may not meet the needs of all users of the report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes. Consequently, we make no representations regarding the appropriateness of the procedures d escribed below either for the purpose for which this report has been requested or for any other purpose.

For purposes of this report, capitalized terms used but not defined herein are used with the meanings as described in our report to you dated October 3, 2023, relating to the Statistical Receivable File for the Transaction.

Agreed-Upon Procedures

On December 21, 2023, representatives of the Company provided us with a computer-generated data file and related record layout containing data, as represented to us by the Company, as of November 30, 2023, with respect to 13,833 automobile receivables (the “Subsequent Statistical Receivable File”).

At the Company’s instruction, we randomly selected 150 automobile receivables from the Subsequent Statistical Receivable File (the “Subsequent Sample Receivables”) that were not Sample Receivables and performed certain comparisons and recomputations for each of the Subsequent Sample Receivables relating to the automobile receivable characteristics (the “Characteristics”) set forth on the Subsequent Statistical Receivable File and indicated below.

Member of Deloitte Touche Tohmatsu Limited

Characteristics

1.          Contact ID (for information purposes only)
2.          Vehicle identification number (“VIN”)
3.          Name of obligor
4.          Original amount financed
5.          Seller (dealer) state address
6.          Original term to maturity (months)
7.          Model type (new/used)
8. State (Obligor) 9. Original P&I payment 10. Maturity date 11. Interest rate 12. Vehicle manufacturer 13. FICO score

We compared Characteristics 2. through 4. to the corresponding information set forth on or derived from the Installment Sales Contract (the “Contract”) and to screen shots from the Company’s servicing system (the “Servicing System Screen Shots”).

We compared Characteristic 5. through 7. to the corresponding information set forth on the Contract.

We compared Characteristics 8. through 12. to the corresponding information set forth on the Servicing System Screen Shots.

We compared Characteristic 13. to the corresponding information set forth on the company’s origination system (the “Origination System”).

Further, we compared Characteristic 1. to the Title Certificate, Title Application, Lien Entry Form, Vehicle Taxpayer Services Division Multi-Purpose Application or other related correspondence (collectively, the “Title Certificate”).

At the instruction of the Company, for purposes of our procedures:

•
with respect to our comparison of Characteristic 4., for Subsequent Sample Receivables with a seller state address of Texas (as set forth on the Contract), we recomputed the original amount financed by the difference between (i) the “amount financed” (as set forth on the Servicing System Screen Shot) and (ii) the “sales tax amount” (as set forth on the Contract); and

•	with respect to Characteristic 6., differences of one month are deemed to be “in agreement.”

In addition to the procedures described above, for each of the Subsequent Sample Receivables, we observed the existence of the following:

•	a Title Certificate (as defined above);

•	the security interest of the “Tricolor Auto Group” or “Ganas Auto” (or an Originating Affiliate, as represented to us by the Company) is indicated on a Title Certificate;

•	a Credit Application (the “Application”) for the borrower and co-borrower (as applicable);

•	the Contract indicated that the borrower “signed;”

•
a Verification of Insurance, Policy Declaration, Certificate of Insurance, Insurance Identification Card, Binder of Insurance, Proof of Insurance, Auto Insurance Confirmation, or agreement to provide insurance statement is indicated on the Contract (collectively, the “Agreement to Provide Insurance”); and

•	the existence of any two of the following in the Origination System:

a)	Payment-to-income ratio (“PTI”);
b)	Debt-to-income ratio (“DTI”);
c)	Customer identification (“ID”);
d)	Verification of employment;
e)	Verification of income;
f)	Verification of residency;
g)	Down payment; or
h)	Loan-to-value ratio.

The automobile receivable documents described above, including any information obtained from the indicated systems, and any other related documents used in support of the Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Receivable Documents.” We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Receivable Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein. In certain instances, our comparisons and recomputations were performed using data imaged facsimiles or photocopies of the Receivable Documents. In addition, we make no representations as to whether the Receivable Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Subsequent Sample Receivables.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Subsequent Statistical Receivable File were found to be in agreement with the above-mentioned Receivable Documents except as indicated in Appendix A. Supplemental information is contained in Appendix B.

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We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the automobile receivables underlying the Subsequent Statistical Receivable File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the automobile receivables or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above. We have no responsibility to update this report for events or circumstances that occur subsequent to the date of this report.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants (“AICPA”). An agreed-upon procedures engagement involves the practitioner performing specific procedures that the engaging party has agreed to and acknowledged to be appropriate for the purpose of the engagement and reporting on findings based on the procedures performed. We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review engagement conducted in accordance with attestation standards established by the AICPA, the objective of which would be the expression of an opinion or conclusion, respectively, on the Subsequent Statistical Receivable File. Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

We are required to be independent of the Company and to meet our other ethical responsibilities, as applicable for agreed-upon procedures engagements set forth in the Preface: Applicable to All Members and Part 1 – Members in Public Practice of the Code of Professional Conduct established by the AICPA. Independence requirements for agreed-upon procedure engagements are less restrictive than independence requirements for audit and other attestation services.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

January 17, 2024

Appendix A to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated January 17, 2024.

In applying our agreed-upon procedures as outlined above, we observed the following:

Exception Description Number	Exception Description

1	Two differences in FICO score.

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix B to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated January 17, 2024

Supplemental Information Related to the Findings Set Forth on Appendix A

Exception Description Number	Subsequent Sample Receivable number	Characteristic	Characteristic set forth on the Subsequent Statistical Receivable File	Characteristic set forth on the Origination System

1	P98177	FICO score	Not provided	527
1	R85957	FICO score	Not provided	699

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.